Exhibit 10.22

CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT, MARKED BY [***], HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE THE REGISTRANT HAS DETERMINED THAT IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

ATTACHMENT 1 TO THE TERMINATION AGREEMENT

License Agreement

This License Agreement (“License Agreement”) is entered into as of March 22, 2023 (the “Effective Date”), by and between thinXXS Microtechnology GmbH, a German corporation (“thX”); and Talis Biomedical Corporation, a Delaware corporation (“Talis”). thX and Talis are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”

RECITALS

Whereas, thX and Talis have entered into a certain Termination and Release Agreement concurrently herewith to terminate a prior relationship of the Parties; and

Whereas, in connection with such termination, thX is willing to license certain patent rights to Talis, and Talis desires to obtain from thX a license under such patent rights, in each case under the terms and conditions of this License Agreement.

Now, therefore, in consideration of the foregoing premises and the mutual promises, covenants and conditions contained in this License Agreement, the Parties agree as follows:

1.
Definitions. Capitalized terms shall have the meanings given them in this Section 1 or as defined elsewhere in the body of this License Agreement.
1.1.
“Confidential Information” of a Party means any and all proprietary information of such Party that is disclosed to the other Party under this License Agreement.
1.2.
“Licensed Patents” means (i) the patents and patent applications listed in Attachment 1 to this License Agreement, (ii) [***], and (iii) [***].
1.3.
“Licensed Products” means products for incorporation into, or otherwise for sale in conjunction with, Talis’ products, that are (i) [***] and (ii) [***], in each case whether [***].
1.4.
“Person” means an individual, corporation, partnership, limited liability company, limited partnership, trust, business trust, association, joint stock company, joint venture, pool, syndicate, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.
1.5.
“Third Party” means any Person other than a Party.
1.6.
“thX Competitors” shall mean Third Parties that are direct competitors of thX listed on Attachment 2, and [***].

2.
License Grant.
2.1.
License Grant. Subject to the terms and conditions of this License Agreement, thX hereby grants to Talis a non-exclusive, worldwide, [***] (subject to Talis’ compliance with Section 3), non-transferable license, without the right to sublicense, to the Licensed Patents to make, have made [***], use, sell, have sold, offer for sale and import Licensed Products for incorporation into, or otherwise for sale in conjunction with, Talis’ products.
2.2.
Have Made Rights. The license granted to Talis in Section 2.1 above shall include the right to have contract manufacturers, [***], whether directly or indirectly. Talis shall be responsible for such contract manufacturers, and Talis [***]. If Talis exercises its have made rights (under this Section 2.2) with a [***], and such Third Party either (a) [***] or (b) [***], notwithstanding the restriction set forth in this Section, Talis may nevertheless continue to exercise its rights and obligations under this License Agreement with such Third Party, provided that Talis’s agreement with such Third Party contract manufacturer requires such Third Party contract manufacturer to: (i) [***]; (ii) put in place [***]; and (iii) use commercially reasonable efforts to [***].
2.3.
No Implied Licenses. Except as explicitly set forth in this License Agreement, thX shall not be deemed by estoppel, implication, or otherwise to have granted Talis any license or other right to any intellectual property of thX. For the avoidance of doubt, thX grants no rights to Talis with respect to [***].
2.4.
No Technology Transfer. thX shall have no obligation to conduct any transfer of technology to Talis.
2.5.
Marking. Talis will place on any Licensed Product made or sold that is covered by a Licensed Patent, a patent notice in accordance with 35 U.S.C. 287 and/or similar laws of applicable foreign countries.
3.
Compensation. In consideration of the license granted to Talis herein, upon execution of this Agreement, Talis shall pay thX a [***], non-refundable, non-creditable payment of (US$2,000,000).
4.
Patent Prosecution and Enforcement.
4.1.
Definition. For the purpose of this Section 4, “prosecution” (and all correlative forms of “prosecution”) of patents and patent applications shall include, without limitation, all communication and other interaction with any patent office or patent authority having jurisdiction over a patent or patent application throughout the world in connection with any pre-grant proceedings and post-grant proceeding, including opposition proceedings.
4.2.
Prosecution. As between the Parties, thX shall have the sole right, but not obligation, at its cost, to prepare, file, prosecute and maintain or abandon the Licensed Patents on a worldwide basis. thX does not represent or warrant that any patent will issue or be granted based on patent applications contained in the Licensed Patents, or that the claims in any such patents or patent applications will not later be held unpatentable or invalid.

4.3.
Enforcement. thX shall have the sole right, but not the obligation, at its cost, to bring a suit or other action against any Person engaged in the infringement of any Licensed Patent on a worldwide basis, and shall be entitled to retain all recovery associated therewith.
5.
Indemnification; Limitation of Liability.
5.1.
Indemnification by thX. thX shall defend, indemnify, and hold Talis and its affiliates and their respective officers, directors, employees, and agents (the “Talis Indemnitees”) harmless from and against any and all losses, damages, liabilities, expenses and costs, including reasonable legal expense and attorneys’ fees (“Losses”) to which any Talis Indemnitee may become subject as a result of any claim, demand, action or other proceeding by any Third Party (collectively, “Claims”) arising out of, based on, or resulting from, directly or indirectly: (a) [***], or (b) the willful misconduct or negligent acts of or violation of applicable law by any thX Indemnitee in connection with this License Agreement. The foregoing indemnity obligation shall not apply to the extent that (i) the Talis Indemnitees fail to comply with the indemnification procedures set forth in Section 5.3 and thX’ defense of the relevant Claim is materially prejudiced by such failure, or (ii) any Claim arises from, is based on, or results from any activity or occurrence for which Talis is obligated to indemnify the thX Indemnitees under Section 5.2.
5.2.
Indemnification by Talis. Talis shall defend, indemnify, and hold thX and its affiliates and their respective officers, directors, employees, and agents (the “thX Indemnitees”) harmless from and against any and all Losses to which any thX Indemnitee may become subject as a result of any Claims arising out of, based on, or resulting from, directly or indirectly: (a) [***], (b) the willful misconduct or negligent acts of or violation of applicable law by any Talis Indemnitee in connection with this License Agreement, or (c) the development, manufacture, or commercialization of Licensed Products by or on behalf of Talis or its agents on or after the Effective Date. The foregoing indemnity obligation shall not apply to the extent that (i) the thX Indemnitees fail to comply with the indemnification procedures set forth in Section 5.3 and Talis’ defense of the relevant Claim is materially prejudiced by such failure, or (ii) any Claim arises from, is based on, or results from any activity or occurrence for which thX is obligated to indemnify the Talis Indemnitees under Section 5.1.
5.3.
Indemnification Procedures. The Party claiming indemnity under this Section 5 (the “Indemnified Party”) shall give written notice to the Party from whom indemnity is being sought (the “Indemnifying Party”) promptly after learning of such Claim and shall offer control of the defense of such Claim to the Indemnifying Party. The Indemnified Party shall provide the Indemnifying Party with reasonable assistance, at the Indemnifying Party’s expense, in connection with the defense of the Claim for which indemnity is being sought. The Indemnified Party may participate in and monitor such defense with counsel of its own choosing at its sole expense; provided, however, the Indemnifying Party shall have the right to assume and conduct the defense of the Claim with counsel of its choice. The Indemnifying Party shall not settle any Claim without the prior written consent of the Indemnified Party, not to be unreasonably withheld, unless the settlement involves only the payment of money. So long as the Indemnifying Party is actively defending the Claim in good faith, the Indemnified Party shall not settle or compromise any such Claim without the prior written consent of the Indemnifying Party. If the Indemnifying Party does not assume and conduct the defense of the Claim as provided above, (a) the Indemnified Party may defend against, consent to the entry of any judgment, or enter into any settlement with respect to such Claim in any manner the Indemnified Party may deem reasonably appropriate (and the Indemnified Party need not consult with, or obtain any consent from, the Indemnifying Party in connection therewith), and (b) the Indemnifying Party shall remain responsible to indemnify the Indemnified Party as provided in this Section 5.
5.4.
Limitation of Liability. NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE, OR OTHER SPECIAL DAMAGES ARISING FROM OR RELATING TO ANY BREACH OF THIS LICENSE AGREEMENT, REGARDLESS OF ANY NOTICE OF THE POSSIBILITY OF SUCH DAMAGES. NOTWITHSTANDING THE FOREGOING, NOTHING IN THIS SECTION 5.4 IS INTENDED TO OR SHALL LIMIT OR RESTRICT THE INDEMNIFICATION RIGHTS OR OBLIGATIONS OF ANY PARTY UNDER SECTION 5.1 OR 5.2, OR DAMAGES AVAILABLE FOR A PARTY’S BREACH OF ITS CONFIDENTIALITY OBLIGATIONS IN SECTION 6.
6.
Confidentiality.
6.1.
Confidentiality. Each Party agrees that, during the Term and for a period of seven (7) years thereafter, it shall keep confidential and shall not publish or otherwise disclose and shall not use for any purpose other than as provided for in this License Agreement (which includes the exercise of any rights or the performance of any obligations hereunder or thereunder) any Confidential Information of the other Party, except to the extent expressly agreed in writing by the Parties. The foregoing confidentiality and non-use obligations shall not apply to any portion of the other Party’s Confidential Information that the receiving Party can demonstrate by competent written proof:
6.1.1.
was already known to the receiving Party, other than under an obligation of confidentiality, at the time of disclosure by the other Party;
6.1.2.
was generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving Party;
6.1.3.
became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the receiving Party in breach of this License Agreement;
6.1.4.
was disclosed to the receiving Party by a Third Party without any confidentiality obligations being imposed on the receiving Party by the Third Party, who, to the knowledge of the receiving Party, had a legal right to make such disclosure; or
6.1.5.
was independently discovered or developed by the receiving Party without use of or reference to the other Party’s Confidential Information, as evidenced by a contemporaneous writing.

For purposes of this Section 6.1, Confidential Information disclosed under this License Agreement shall not be deemed to be within such exceptions unless such information is readily accessible to the public in a written publication, and such exceptions shall not include information the substance of which must be pieced together from any number of different publications or other sources.

Each disclosing Party represents and warrants that as of the time of disclosure (i) it has all rights, title and ownership interest in and to the Confidential Information, and/or it has all the right and power to disclose the Confidential Information to the receiving Party; and (ii) to the best of its knowledge, such disclosure will not violate the terms of any agreement with, or any other obligation to, any Third Party.

6.2.
Authorized Disclosure. Notwithstanding the obligations set forth in Section 6.1, a Party may disclose the other Party’s Confidential Information or the terms of this License Agreement to the extent:
6.2.1.
such disclosure is reasonably necessary (i) for the filing or prosecuting of patent rights as contemplated herein, subject to the prior consent of the Party owning the Confidential Information, which consent shall not be unreasonably withheld, conditioned, or delayed; or (ii) for prosecuting or defending litigation as contemplated herein;
6.2.2.
such disclosure is reasonably necessary to its shareholders, directors, officers, managers, employees, agents, consultants, contractors, licensees or sublicensees on a need-to-know basis for the sole purpose of performing its obligations or exercising its rights hereunder; provided that in each case, the disclosees are bound by written obligations of confidentiality consistent with those contained in this License Agreement;
6.2.3.
such disclosure is reasonably necessary to any bona fide potential or actual investor, advisor, lender, acquiror, merger partner, or other financial or commercial partner or research collaborator for the sole purpose of evaluating or carrying out an actual or potential investment, acquisition or other business relationship; provided that in connection with such disclosure, such Party shall inform each disclosee of the confidential nature of such Confidential Information and shall be bound by commercially reasonable obligations of confidentiality substantially similar to those contained in this License Agreement; or
6.2.4.
such disclosure is reasonably necessary to comply with applicable laws, including regulations or rules promulgated by applicable securities commissions (or other securities regulatory authorities), security exchanges, court order, administrative subpoena or order.

Notwithstanding the foregoing, in the event a Party is required to make a disclosure of the other Party’s Confidential Information pursuant to Section 6.2.1 or 6.2.4, such Party shall promptly notify the other Party of such required disclosure, to the extent that it is legally authorized or permitted to so, and shall use reasonable efforts to obtain, or to assist the other Party in obtaining, a protective order preventing or limiting the required disclosure.

6.3.
Publicity; Terms of Agreement.
6.3.1.
The Parties agree that the terms of this License Agreement are the Confidential Information of both Parties, subject to the special authorized disclosure provisions set forth in this Section 6.3 (or otherwise subject to Section 6.2).
6.3.2.
The Parties acknowledge that either or both Parties may be obligated to file under applicable laws a copy of this License Agreement with governmental authorities, including the U.S. Securities and Exchange Commission. Each Party shall be entitled to make such a required filing, provided that it requests confidential treatment of the commercial terms and sensitive technical terms hereof and thereof to the extent such confidential treatment is reasonably available. In the event of any such filing, each Party will provide the other Party with a copy of this License Agreement marked to show provisions for which such Party intends to seek confidential treatment and shall reasonably consider in good faith and incorporate the other Party’s comments thereon to the extent consistent with the legal requirements, with respect to the filing Party, governing disclosure of material agreements and material information that must be publicly filed. The non-filing Party agrees to promptly (and in any event, no less than seven (7) days after receipt of such proposed redactions) provide its comments on such proposed redactions. The Party seeking such disclosure shall exercise commercially reasonable efforts to obtain confidential treatment of this License Agreement from the applicable governmental authority as represented by the redacted version reviewed by the other Party.
6.4.
Equitable Relief. Each Party acknowledges and agrees, for the purpose of the disclosing Party obtaining equitable relief only, that its breach of this Section 6 will cause irreparable harm to the disclosing Party, which cannot be reasonably or adequately compensated in damages in an action at law. Each Party agrees that the disclosing Party shall be entitled, in addition to any other remedies it may have under this License Agreement or otherwise, to obtain preliminary and permanent injunctive and other equitable relief for any breach of this License Agreement, including to prevent or curtail any actual or threatened breach of the obligations relating to Confidential Information set forth in this Section 6, without the necessity of posting any bond or security.
7.
Term and Termination.
7.1.
Term. The term of this License Agreement (the “Term”) shall commence upon the Effective Date and, unless earlier terminated pursuant to this Section 7, shall remain in effect until the expiration of the last to expire of the Licensed Patents.
7.2.
Termination by thX for Cause. thX may terminate this License Agreement in its entirety upon sixty (60) days’ prior written notice to Talis if Talis [***], unless during such sixty (60)-day period the subject [***].

7.3.
Termination for Material Breach. Each Party shall have the right to terminate this License Agreement in its entirety immediately upon written notice to the other Party if the other Party materially breaches its obligations under this License Agreement and, after receiving written notice identifying such material breach in reasonable detail, fails to cure such material breach within sixty (60) days from the date of such notice. Such notice shall (a) expressly reference this Section 7.3, (b) reasonably describe the alleged breach which is the basis of such termination, and (c) clearly state the non-breaching Party’s intent to terminate this License Agreement if the alleged breach is not cured within the applicable cure period. The License Agreement shall terminate effective at the end of the notice period unless the breaching Party cures such breach during such notice period, provided that, such cure period shall be extended for up to an additional sixty (60) days upon the breaching Party providing a written plan that reasonably demonstrates the need for such additional time and continuing to use commercially reasonable efforts to cure such breach.
7.4.
Termination Due to Bankruptcy. Either Party may terminate this License Agreement if, at any time, the other Party files in any court or agency pursuant to any statute or regulation of any state, country or jurisdiction, a petition in bankruptcy or insolvency or for reorganization or for an arrangement or for the appointment of a receiver or trustee of that Party or of its assets, or if the other Party proposes a written agreement of composition or extension of its debts, or if the other Party is served with an involuntary petition against it, filed in any insolvency proceeding, and such petition is not dismissed within sixty (60) days after the filing thereof, or if the other Party proposes or becomes a Party to any dissolution or liquidation, or if the other Party makes an assignment for the benefit of its creditors.
7.5.
Effect of Early Termination. Upon any early termination of this License Agreement by either Party, all licenses and other rights granted by thX to Talis under this License Agreement shall terminate.
7.6.
Survival. Any expiration or termination of this License Agreement shall not affect rights or obligations of the Parties under this License Agreement that have accrued prior to the date of expiration or termination. Notwithstanding anything to the contrary, the following provisions shall survive any expiration or termination of this License Agreement: Sections 1 (Definitions), 2.3 (No Implied Licenses), 5 (Indemnification), 6 (Confidentiality) 8.3 (No Other Representations or Warranties), 7.1 (Term), 7.5 (Effect of Early Termination), 7.6 (Survival), 7.7 (Termination Not Sole Remedy), 8.3 (Disclaimers), and 9 (Miscellaneous).
7.7.
Termination Not Sole Remedy. Termination is not the sole remedy under this License Agreement and, whether or not termination is effected and notwithstanding anything contained in this License Agreement to the contrary, all other remedies shall remain available except as agreed to otherwise herein.
8.
Representations and Warranties; Covenants; Disclaimers.
8.1.
General. Each Party hereby represents and warrants to the other Party, as follows:

8.1.1.
As of the Effective Date, it is a company or corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction in which it is incorporated;
8.1.2.
As of the Effective Date, (i) it has the corporate power and authority and the legal right to enter into this License Agreement and perform its obligations hereunder; (ii) it has taken all necessary corporate action on its part required to authorize the execution and delivery of this License Agreement and the performance of its obligations hereunder; and (iii) this License Agreement has been duly executed and delivered on behalf of such Party, and constitutes a legal, valid, and binding obligation of such Party that is enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally;
8.1.3.
The execution and delivery of this License Agreement and the performance of such Party’s obligations hereunder (i) do not conflict with or violate any requirement of applicable law existing as of the Effective Date; (ii) do not conflict with or violate the certificate of incorporation or by-laws (or other constating documents) of such Party; and (iii) do not conflict with, violate, breach or constitute a material default under any contractual obligations of such Party existing as of the Effective Date;
8.1.4.
Neither Party is under any obligation to any Person, contractual or otherwise, that is in violation of the terms of this License Agreement or that would impede the fulfillment of such Party’s obligations hereunder; and
8.1.5.
No authorization, consent, approval of a Third Party, nor to such Party’s knowledge, any license, permit, exemption of or filing or registration with or notification to any court or governmental authority is or will be necessary for the (i) valid execution and delivery of this License Agreement by such Party; or (ii) the consummation by such Party of the transactions contemplated hereby.
8.2.
Covenant by Talis. Talis covenants that it will not, and will not permit any of its agents or contractors to, [***].
8.3.
DISCLAIMERS. EXCEPT AS EXPRESSLY STATED IN THIS LICENSE AGREEMENT, NO REPRESENTATIONS OR WARRANTIES WHATSOEVER, WHETHER EXPRESS OR IMPLIED, INCLUDING WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OR NON-MISAPPROPRIATION OF THIRD PARTY INTELLECTUAL PROPERTY RIGHTS, ARE MADE OR GIVEN BY OR ON BEHALF OF A PARTY, AND ALL REPRESENTATIONS AND WARRANTIES, WHETHER ARISING BY OPERATION OF LAW OR OTHERWISE, ARE HEREBY EXPRESSLY EXCLUDED. FOR CLARITY AND WITHOUT LIMITING THE FOREGOING, THX MAKES NO REPRESENTATION OR WARRANTY CONCERNING THE LICENSED PATENTS OR THE LICENSED PRODUCTS EXCEPT AS EXPRESSLY SET FORTH IN THIS LICENSE AGREEMENT. The LICENSED PATENTS licensed to Talis hereunder are licensed “as is” without warranty of any kind, and all warranties with respect thereto (express, implied or statutory) are disclaimed.
9.
Miscellaneous.
9.1.
Injunctive Relief. Talis acknowledges and agrees that, for the purpose of thX obtaining equitable relief only, due to the unique and valuable nature of the thX’s proprietary rights licensed hereunder, any breach of provisions of this License Agreement with respect to such proprietary rights will cause irreparable harm to thX, which cannot be reasonably or adequately compensated in damages in an action at law. Talis agrees that thX shall be entitled, in addition to any other remedies it may have under this License Agreement or otherwise, to obtain from any court of competent jurisdiction preliminary and permanent injunctive relief and other equitable relief to restrain any breach or threatened breach of, or otherwise to specifically enforce, any covenant or obligation of Talis under such provisions, without the necessity of posting any bond or security.
9.2.
Assignment; Delegation. This License Agreement may not be assigned by either Party without the prior written consent of the other Party, which shall not be unreasonably withheld. In the event of any such assignment, the assigning Party shall remain liable and responsible to the non-assigning Party hereto for the performance and observance of all duties and obligations. This License Agreement shall inure to the benefit of and be binding upon each Party signatory hereto, its successors and permitted assigns. No assignment shall relieve either Party of the performance of any accrued obligation that such Party may then have under this License Agreement. Any assignment or attempted assignment by either Party in violation of the terms of this Section 9.2 shall be null, void and of no legal effect.
9.3.
Publicity. Subject to Section 7 of the Termination Agreement, no Party shall issue a press release or public announcement or otherwise make any public disclosure concerning the subject matter of this License Agreement, without the prior written approval of the other Party.
9.4.
Relationship of Parties. The Parties’ relationship, as established by this License Agreement, is solely that of independent contractors. This License Agreement does not create any partnership, joint venture or similar business relationship between the Parties. Except as expressly provided herein, neither Party is a legal representative of the other Party, and neither Party can assume or create any obligation, representation, warranty or guarantee, express or implied, on behalf of the other Party for any purpose whatsoever.
9.5.
Entire Agreement; Amendment. This License Agreement and its attachments, together with the Termination and Release Agreement and all exhibits attached thereto, is both a final expression of the Parties’ agreement and a complete and exclusive statement with respect to all of its terms. This License Agreement supersedes all prior and contemporaneous agreements and communications between the Parties, whether oral, written or otherwise, concerning any and all matters contained herein, with the exception of the Settlement and Termination Agreement and attached exhibits. No amendment, modification or addition to this License Agreement shall be binding upon the Parties hereto unless reduced to writing and signed by the respective authorized officers of the Parties.
9.6.
Severability. If any provision of this License Agreement shall be deemed void in whole or in part for any reason whatsoever, the remaining provisions shall remain in full force and effect. The Parties shall make a good faith effort to replace any such provision with a valid and enforceable one such that the objectives contemplated by the Parties when entering this License Agreement may be realized.
9.7.
Non-Waiver. The failure of a Party to insist upon strict performance of any provision of this License Agreement or to exercise any right arising out of this License Agreement shall neither impair that provision or right nor constitute a waiver of that provision or right, in whole or in part, in that instance or in any other instance. Any waiver by a Party of a particular provision or right shall be in writing, shall be as to a particular matter and, if applicable, for a particular period of time, and shall be signed by such Party.
9.8.
Governing Law. This License Agreement shall be governed by and construed under the laws of the State of Illinois, without reference to its conflicts of law principles that would require the application of the laws of another jurisdiction. The United Nations Conventions on Contracts for the International Sale of Goods shall not be applicable to this License Agreement.
9.9.
Venue. Any dispute, controversy or claim arising out of or relating to this License Agreement, will be made exclusively in the state or federal courts located in Chicago, Illinois and both Parties submit to the jurisdiction and venue of such courts.
9.10.
Force Majeure. A Party shall be excused from performing its obligations under this License Agreement if its performance is delayed or prevented by any event beyond such Party’s reasonable control, including but not limited to, acts of God, fire, explosion, weather, disease, war, insurrection, civil strife, riots, government action, power failure, earthquake, tsunami or terrorism (each a “Force Majeure Event”), provided that such performance shall be excused only to the extent of and during such Force Majeure Event. The affected Party shall notify the other Party of such Force Majeure Event as soon as reasonably practical and shall take reasonable efforts to remove the Force Majeure Event or to avoid its affects so as to resume performance as soon as practicable.
9.11.
Notices. Any notice required or permitted to be given under this License Agreement shall be in writing, shall specifically refer to this License Agreement, and shall be addressed to the appropriate Party at the address specified below or such other address as may be specified by such Party in writing in accordance with this Section, and shall be deemed to have been given for all purposes: (i) upon personal delivery to the Party to be notified; (ii) when sent by confirmed electronic mail if sent during normal business hours of the recipient, if not, then on the next Business Day; (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt.

If to thX: thinXXS Microtechnology AG

c/o IDEX Corporation Legal Department

3100 Sanders Road, Suite 301

Northbrook, IL 60062

If to Talis: Talis Biomedical Corp.

3400 Bridge Parkway

Redwood City, CA 94065

Attention: Legal Dept.

9.12.
Interpretation. The following rules of interpretation apply to this License Agreement: (i) the headings of clauses contained in this License Agreement are inserted solely for convenience and ease of reference only and shall not constitute any part of this License Agreement, or have any effect on its interpretation or construction; (ii) ambiguities and uncertainties in this License Agreement, if any, shall not be interpreted against either Party, irrespective of which Party may be deemed to have caused the ambiguity or uncertainty to exist; (iii) definitions contained in this License Agreement are applicable to the singular as well as the plural forms of such term; and (iv) references to an agreement or instrument mean agreement or instrument as from time to time amended, modified or supplemented. References to a Person are also to its permitted successors and assigns.
9.13.
Counterparts. This License Agreement may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument. This License Agreement may be executed by facsimile or PDF signatures, which signatures shall have the same force and effect as original signatures.

[Signature Page Follows]

In Witness Whereof, the Parties hereto have duly executed this License Agreement as of the Effective Date.

thinXXS Microtechnology GmbH	Talis Biomedical Corporation

By:	/s/ Joseph Rytell	By:	/s/ Roger Moody
Name:	Joseph Rytell	Name:	Roger Moody
Title:	President	Title:	CFO

Attachment 1 — Licensed Patents

Attachment 2 — thX Competitors

Attachment 1

(Licensed Patents)

[***]

1

Attachment 2

(thX Competitors)

[***]

1